                         FIXED RATE MORTGAGE LOAN GROUP
                           (STATISTICAL MORTGAGE POOL)

            Mortgage Rates for the Fixed Rate Mortgage Loan Group(1)


Range of                                          Number of          Aggregate Principal           Percent of
Mortgage Rates                                  Mortgage Loans       Balance Outstanding           Loan Group
--------------                                  --------------       -------------------           ----------
6.000%-6.499%..............................               1              $     34,754                  0.0%
6.500%-6.999%..............................               4                   233,874                  0.2
7.000%-7.499%..............................               6                   442,743                  0.3
7.500%-7.999%..............................              42                 4,471,577                  3.3
8.000%-8.499%..............................              62                 6,045,552                  4.5
8.500%-8.999%..............................             152                14,533,642                 10.8
9.000%-9.499%..............................             148                13,284,348                  9.8
9.500%-9.999%..............................             272                26,483,498                 19.6
10.000%-10.499%............................             194                17,172,636                 12.7
10.500%-10.999%............................             260                20,767,645                 15.4
11.000%-11.499%............................             148                10,745,439                  8.0
11.500%-11.999%............................             144                11,208,806                  8.3
12.000%-12.499%............................              63                 4,176,817                  3.1
12.500%-12.999%............................              38                 3,456,873                  2.6
13.000%-13.499%............................              14                 1,271,947                  0.9
13.500%-13.999%............................               4                   258,840                  0.2
14.000%-14.499%............................               1                   184,968                  0.1
14.500%-14.999%............................               4                   239,600                  0.2
                                                     ------              ------------              -------
                  Totals ..................           1,557              $135,013,560                100.0%
                                                     ======              ============              =======

-----------
(1) As of the Cut-off Date, the interest rates (the "Mortgage Rates") borne by the Fixed Rate Mortgage Loans in the Statistical Mortgage Pool ranged from 6.075% per annum to 14.900% per annum and the weighted average Mortgage Rate of the Fixed Rate Mortgage Loans in the Statistical Mortgage Pool was approximately 10.123% per annum.

  Remaining Months to Stated Maturity for the Fixed Rate Mortgage Loan Group(1)


Range of                                         Number of          Aggregate Principal         Percent of
Remaining Terms (Months)                      Mortgage Loans        Balance Outstanding         Loan Group
---------------                               --------------        -------------------         ----------
109 to 120...............................             22              $    907,348                  0.7%
169 to 180...............................            938                81,330,662                 60.2
229 to 240...............................             61                 4,348,248                  3.2
337 to 348...............................              1                    62,404                  0.0
349 to 360...............................            535                48,364,898                 35.8
                                                  ------              ------------                -----
                           Totals   .....          1,557               135,013,560                100.0%
                                                  ======              ============                =====

--------
(1) As of the Cut-off Date, the remaining terms to stated maturity of the Fixed Rate Mortgage Loans in the Statistical Mortgage Pool ranged from 115 months to 360 months and the weighted average remaining term to stated maturity of the Fixed Rate Mortgage Loans in the Statistical Mortgage Pool was approximately 245 months.


               Original Mortgage Loan Principal Balances for the
                       Fixed Rate Mortgage Loan Group(1)


Range of Original Mortgage                             Number of        Aggregate Principal        Percent of
Loan Principal Balances                             Mortgage Loans      Balance Outstanding        Loan Group
-----------------------                             --------------      -------------------        ----------
$100,000 or less.................................          1,145            $ 65,687,945               48.7%
$100,001-$150,000................................            231              28,264,403               20.9
$150,001-$200,000................................             88              14,892,687               11.0
$200,001-$250,000................................             48              10,704,894                7.9
$250,001-$300,000................................             18               4,939,215                3.7
$300,001-$350,000................................             11               3,605,633                2.7
$350,001-$400,000................................              6               2,254,002                1.7
$400,001-$450,000................................              2                 853,726                0.6
$450,001-$500,000................................              8               3,811,055                2.8
                                                          ------            ------------              -----
         Totals .................................          1,557            $135,013,560              100.0%
                                                          ======            ============              =====

-----------
(1) As of the Cut-off Date, the outstanding principal balances of the Fixed Rate Mortgage Loans in the Statistical Mortgage Pool ranged from approximately $9,886 to approximately $499,990 and the average outstanding principal balance of the Fixed Rate Mortgage Loans in the Statistical Mortgage Pool was approximately $86,714.

              Product Types for the Fixed Rate Mortgage Loan Group

                                                       Number of        Aggregate Principal        Percent of
Product Types                                        Mortgage Loans     Balance Outstanding        Loan Group
-------------                                        --------------     -------------------        ----------
10 year Fixed.....................................            22            $    907,348                0.7%
15 year Fixed.....................................           331              21,247,442               15.7
20 year Fixed.....................................            61               4,348,248                3.2
30 year Fixed.....................................           536              48,427,301               35.9
Balloon Loan......................................           607              60,083,220               44.5
                                                           -----            ------------              -----
         Totals ..................................         1,557            $135,013,560              100.0%
                                                           =====            ============              =====


               State Distributions of Mortgaged Properties in the
                       Fixed Rate Mortgage Loan Group(1)

                                                   Number of         Aggregate Principal             Percent of
State                                           Mortgage Loans       Balance Outstanding             Loan Group
-----                                           --------------       -------------------             ----------
Arizona.....................................           27              $  2,218,187                      1.6%
Arkansas....................................            4                   381,039                      0.3
California..................................           79                13,763,029                     10.2
Colorado....................................           27                 2,921,635                      2.2
Connecticut.................................           21                 2,160,824                      1.6
Delaware....................................            2                   166,123                      0.1
District of Columbia........................            7                   814,329                      0.6
Florida.....................................          360                28,878,877                     21.4
Georgia.....................................           47                 3,721,656                      2.8
Illinois....................................           47                 3,772,384                      2.8
Indiana.....................................           74                 4,109,124                      3.0
Iowa........................................            5                   172,453                      0.1
Kansas......................................            3                   134,815                      0.1
Kentucky....................................           13                   919,011                      0.7
Louisiana...................................           50                 3,618,352                      2.7
Maine.......................................            1                    53,952                      0.0
Maryland....................................           11                 1,016,581                      0.8
Massachusetts...............................            8                   890,158                      0.7
Michigan....................................           81                 5,516,539                      4.1
Minnesota...................................            9                   662,914                      0.5
Mississippi.................................           15                 1,134,546                      0.8
Missouri....................................           40                 2,224,437                      1.6
Montana.....................................            1                    45,750                      0.0
Nevada......................................            2                   149,779                      0.1
New Hampshire...............................            2                   244,661                      0.2
New Jersey..................................           44                 4,016,348                      3.0
New Mexico..................................            6                   338,688                      0.3
New York....................................          150                19,770,925                     14.6

                                                   Number of         Aggregate Principal             Percent of
State                                           Mortgage Loans       Balance Outstanding             Loan Group
-----                                           --------------       -------------------             ----------
North Carolina..............................           14                 1,237,842                      0.9
North Dakota................................            2                    71,752                      0.1
Ohio........................................           79                 5,644,550                      4.2
Oklahoma....................................           10                   798,911                      0.6
Oregon......................................           13                 1,350,532                      1.0
Pennsylvania................................           27                 1,815,448                      1.3
Rhode Island................................            7                   485,883                      0.4
South Carolina..............................           25                 1,455,528                      1.1
South Dakota................................            2                   153,242                      0.1
Tennessee...................................          161                11,190,277                      8.3
Texas.......................................           22                 1,478,528                      1.1
Utah........................................            2                   395,436                      0.3
Vermont.....................................            3                   189,352                      0.1
Virginia....................................           26                 2,473,487                      1.8
Washington..................................            7                 1,118,242                      0.8
West Virginia...............................            4                   231,393                      0.2
Wisconsin...................................           14                   674,907                      0.5
Wyoming.....................................            3                   431,135                      0.3
                                                    -----              ------------                    -----
        Totals..............................        1,557              $135,013,560                    100.0%
                                                    =====              ============                    =====

---------------
(1) No more than approximately 0.6% of the Fixed Rate Mortgage Loans in the Statistical Mortgage Pool will be secured by Mortgaged Properties located in any one zip code area.

         Loan-to-Value Ratios for the Fixed Rate Mortgage Loan Group(1)

                                                  Number of           Aggregate Principal           Percent of
Range of Loan-to-Value Ratios                   Mortgage Loans        Balance Outstanding           Loan Group
-----------------------------                   --------------        -------------------           ----------
50.00% or less.............................             174              $  9,541,695                   7.1%
50.01%-55.00%..............................              66                 5,411,931                   4.0
55.01%-60.00%..............................             136                11,573,544                   8.6
60.01%-65.00%..............................             129                13,006,600                   9.6
65.01%-70.00%..............................             249                21,174,987                  15.7
70.01%-75.00%..............................             215                18,234,387                  13.5
75.01%-80.00%..............................             342                32,221,057                  23.9
80.01%-85.00%..............................             160                15,111,828                  11.2
85.01%-90.00%..............................              81                 8,172,666                   6.1
90.01%-95.00%..............................               5                   564,864                   0.4
                                                      -----              ------------                 -----
   Totals..................................           1,557              $135,013,560                 100.0%
                                                      =====              ============                 =====

---------------
(1) As of the Cut-off Date, the Loan-to-Value Ratios of the Fixed Rate Mortgage Loans in the Statistical Mortgage Pool ranged from 11.30% to 95.00% and the weighted average Loan-to-Value Ratio of the Fixed Rate Mortgage Loans in the Statistical Mortgage Pool was approximately 71.27%.


               Loan Purpose for the Fixed Rate Mortgage Loan Group

                                                   Number of          Aggregate Principal          Percent of
Loan Purpose                                     Mortgage Loans       Balance Outstanding          Loan Group
------------                                     --------------       -------------------          ----------
Purchase.....................................            396            $ 36,369,055                   26.9%
Refinance--Rate/Term.........................            111               9,946,577                    7.4
Refinance--Cashout...........................          1,050              88,697,928                   65.7
                                                       -----            ------------                  -----
   Totals....................................          1,557            $135,013,560                  100.0%
                                                       =====            ============                  =====

      Types of Mortgaged Properties for the Fixed Rate Mortgage Loan Group

                                                     Number of        Aggregate Principal         Percent of
Property Types                                     Mortgage Loans     Balance Outstanding         Loan Group
--------------                                     --------------     -------------------         ----------
Single-family Detached......................            1,174            $ 96,927,525                71.8%
Two- to Four-Family Dwelling Unit...........              157              16,438,803                12.2
Planned Unit Development....................               98              11,584,287                 8.6
Condominium.................................               56               4,356,817                 3.2
Small Mixed Use.............................               19               2,908,691                 2.2
Manufactured Housing........................               53               2,797,437                 2.1
                                                        -----            ------------               -----
        Totals..............................            1,557            $135,013,560               100.0%
                                                        =====            ============               =====

          Documentation Summary for the Fixed Rate Mortgage Loan Group

                                                     Number of          Aggregate Principal          Percent of
Documentation                                      Mortgage Loans       Balance Outstanding          Loan Group
-------------                                      --------------       -------------------          ----------
Full Documentation.............................         1,161              $ 95,832,466                  71.0%
24 Month Bank Statement........................           128                16,585,169                  12.3
Reduced Documentation..........................            27                 2,932,742                   2.2
Stated Documentation...........................           241                19,663,183                  14.6
                                                        -----              ------------                 -----
        Totals.................................         1,557              $135,013,560                 100.0%
                                                        =====              ============                 =====

            Occupancy Types for the Fixed Rate Mortgage Loan Group(1)

                                                      Number of           Aggregate Principal         Percent of
Occupancy                                          Mortgage Loans         Balance Outstanding         Loan Group
---------                                          --------------         -------------------         ----------
Owner-occupied................................           1,350               $120,057,512                88.9%
Second Home...................................              13                    760,856                 0.6
Investment....................................             194                 14,195,193                10.5
                                                         -----               ------------               -----
        Totals................................           1,557               $135,013,560               100.0%
                                                         =====               ============               =====

---------------
(1) Based upon representations of the related Mortgagor at the time of origination.


       Mortgage Loan Age Summary for the Fixed Rate Mortgage Loan Group(1)

                                                      Number of         Aggregate Principal           Percent of
Mortgage Loan Age (Months)                         Mortgage Loans       Balance Outstanding           Loan Group
--------------------------                         --------------       -------------------           ----------
0.............................................           439               $ 36,665,595                  27.2%
1.............................................           434                 37,761,089                  28.0
2.............................................           597                 52,628,659                  39.0
3.............................................            62                  5,456,725                   4.0
4.............................................             7                    525,608                   0.4
5.............................................            14                  1,686,712                   1.2
6.............................................             1                     92,140                   0.1
7.............................................             2                    134,627                   0.1
20............................................             1                     62,404                   0.0
                                                       -----               ------------                 -----
        Totals ...............................         1,557               $135,013,560                 100.0%
                                                       =====               ============                 =====

---------------
(1) As of the Cut-off Date, the weighted average age of the Fixed Rate Mortgage Loans in the Statistical Mortgage Pool was approximately 1 month.

           Credit Grade Summary for the Fixed Rate Mortgage Loan Group

                                                      Number of           Aggregate Principal         Percent of
Credit Grades                                      Mortgage Loans         Balance Outstanding         Loan Group
-------------                                      --------------         -------------------         ----------
AO............................................            727               $ 67,894,748                  50.3%
A-............................................            467                 40,526,881                  30.0
B.............................................            227                 18,557,842                  13.7
B-............................................             55                  3,067,695                   2.3
C.............................................             77                  4,819,228                   3.6
C-............................................              4                    147,166                   0.1
                                                        -----               ------------                 -----
        Totals................................          1,557               $135,013,560                 100.0%
                                                        =====               ============                 =====


           Year of Origination for the Fixed Rate Mortgage Loan Group

                                                      Number of           Aggregate Principal         Percent of
Year of Origination                                Mortgage Loans         Balance Outstanding         Loan Group
-------------------                                --------------         -------------------         ----------
1998..........................................              1               $     62,404                   0.0%
1999..........................................             17                  1,913,479                   1.4
2000..........................................          1,539                133,037,677                  98.5
                                                        -----               ------------                 -----
        Totals................................          1,557               $135,013,560                 100.0%
                                                        =====               ============                 =====

         Prepayment Penalties for the Fixed Rate Mortgage Loan Group(1)

                                                      Number of           Aggregate Principal         Percent of
Prepayment Penalty Term                            Mortgage Loans         Balance Outstanding         Loan Group
-----------------------                            --------------         -------------------         ----------
None    ......................................           265               $ 20,317,761                  15.0%
12 months.....................................           136                 17,984,098                  13.3
24 months.....................................            27                  3,134,247                   2.3
36 months.....................................           542                 43,608,837                  32.3
60 months.....................................           587                 49,968,618                  37.0
                                                       -----               ------------                 -----
        Totals................................         1,557               $135,013,560                 100.0%
                                                       =====               ============                 =====

---------------
(1) The weighted average prepayment penalty term with respect to the Fixed Rate Mortgage Loans in the Statistical Mortgage Pool having prepayment penalties is approximately 42 months. With respect to those Fixed Rate Mortgage Loans in the Statistical Mortgage Pool (exclusive of the Fixed Rate Mortgage Loans in the Statistical Mortgage Pool that were purchased by the Seller under its Small Lender Program) which have prepayment penalties, 85.5% of such Mortgage Loans are subject to a prepayment penalty which will equal six months interest calculated on the basis of the rate in effect at the time of such prepayment on the amount prepaid in excess of 20% of the original principal balance of such mortgage loan.


             Credit Scores for the Fixed Rate Mortgage Loan Group(1)

Range of                                            Number of           Aggregate Principal         Percentage of
Credit Score                                      Mortgage Loans        Balance Outstanding          Loan Group
------------                                      --------------        -------------------          ----------
Not Scored.....................................          22                $  1,593,180                  1.2%
496 to 500.....................................           4                     240,232                  0.2
501 to 550.....................................         198                  15,413,244                 11.4
551 to 600.....................................         466                  39,005,731                 28.9
601 to 650.....................................         404                  35,556,953                 26.3
651 to 700.....................................         289                  28,478,228                 21.1
701 to 750.....................................         132                  10,697,017                  7.9
751 to 797.....................................          42                   4,028,975                  3.0
                                                      -----                ------------                -----
        Totals.................................       1,557                $135,013,560                100.0%
                                                      =====                ============                =====

----------

(1) The Credit Scores of the Fixed Rate Mortgage Loans in the Statistical Mortgage Pool that were scored as of the Cut-off Date ranged from 496 to 797 and the weighted average Credit Score of the Fixed Rate Mortgage Loans in the Statistical Mortgage Pool that were scored as of the Cut-off Date was approximately 622.

                           ADJUSTABLE RATE LOAN GROUP
                           (STATISTICAL MORTGAGE POOL)

      Current Mortgage Rates for the Adjustable Rate Mortgage Loan Group(1)

Range of                                          Number of          Aggregate Principal           Percent of
Mortgage Rates                                  Mortgage Loans       Balance Outstanding           Loan Group
--------------                                  --------------       -------------------           ----------
6.500%-6.999%..............................              1              $    152,736                    0.0%
7.000%-7.499%..............................              5                   544,782                    0.2
7.500%-7.999%..............................             25                 3,820,071                    1.2
8.000%-8.499%..............................             57                 9,522,034                    2.9
8.500%-8.999%..............................            220                33,501,630                   10.3
9.000%-9.499%..............................            275                37,984,646                   11.7
9.500%-9.999%..............................            467                59,406,343                   18.3
10.000%-10.499%............................            410                48,900,131                   15.0
10.500%-10.999%............................            492                58,902,991                   18.1
11.000%-11.499%............................            304                33,015,660                   10.2
11.500%-11.999%............................            250                26,322,941                    8.1
12.000%-12.499%............................             96                 8,484,591                    2.6
12.500%-12.999%............................             35                 3,030,383                    0.9
13.000%-13.499%............................              6                   610,903                    0.2
13.500%-13.999%............................              2                   217,754                    0.1
14.000%-14.499%............................              2                   343,983                    0.1
14.500-14.999%.............................              1                   249,921                    0.1
                                                     -----              ------------                  -----
         Totals ...........................          2,648              $325,011,501                  100.0%
                                                     =====              ============                  =====

-----------
(1) As of the Cut-off Date, the current Mortgage Rates borne by the Adjustable Rate Mortgage Loans in the Statistical Mortgage Pool ranged from 6.750% annum to 14.650% annum and the weighted average Mortgage Rate borne by the Adjustable Rate Mortgage Loans in the Statistical Mortgage Pool was approximately 10.176% annum.

                   Remaining Months to Stated Maturity for the
                     Adjustable Rate Mortgage Loan Group(1)


Range of                                         Number of          Aggregate Principal         Percent of
Remaining Terms (Months)                      Mortgage Loans        Balance Outstanding         Loan Group
---------------                               --------------        -------------------         ----------
349 to 360...............................          2,648               $325,011,501                100.0%
                                                   -----               ------------                -----
         Totals .........................          2,648               $325,011,501                100.0%
                                                   =====               ============                =====

-----------
(1) As of the Cut-off Date, the remaining terms to stated maturity of the Adjustable Rate Mortgage Loans in the Statistical Mortgage Pool ranged from 351 months to 360 months and the weighted average remaining term to stated maturity of the Adjustable Rate Mortgage Loans in the Statistical Mortgage Pool was approximately 359 months.


  Original Mortgage Loan Principal Balances for the Adjustable Rate Mortgage(1)

Range of Original Mortgage                         Number of          Aggregate Principal       Percent of
Loan Principal Balances                         Mortgage Loans        Balance Outstanding       Loan Group
-----------------------                         --------------        -------------------       ----------
Up to $100,000.............................           1,333              $ 87,920,152             27.1%
$100,001-$150,000..........................             659                80,504,955             24.8
$150,001-$200,000..........................             311                53,786,496             16.5
$200,001-$250,000..........................             151                34,011,854             10.5
$250,001-$300,000..........................              69                18,889,469              5.8
$300,001-$350,000..........................              45                14,885,674              4.6
$350,001-$400,000..........................              25                 9,337,306              2.9
$400,001-$450,000..........................              26                11,052,290              3.4
$450,001-$500,000..........................              24                11,443,105              3.5
$500,001-$550,000..........................               2                 1,029,546              0.3
$550,001-$600,000..........................               1                   556,000              0.2
$700,001-$750,000..........................               1                   750,000              0.2
$800,001-$850,000..........................               1                   844,656              0.3
                                                      -----              ------------            -----
         Totals ...........................           2,648              $325,011,501            100.0%
                                                      =====              ============            =====

-----------
(1) As of the Cut-off Date, the outstanding principal balances of the Adjustable Rate Mortgage Loans in the Statistical Mortgage Pool ranged from approximately $9,363 to approximately $844,656 and the average outstanding principal balance of the Adjustable Rate Mortgage Loans in the Statistical Mortgage Pool was approximately $122,738.

            Product Types for the Adjustable Rate Mortgage Loan Group

                                                      Number of           Aggregate Principal         Percent of
Product Types                                      Mortgage Loans         Balance Outstanding         Loan Group
-------------                                      --------------         -------------------         ----------
Six Month LIBOR Loan .........................              14               $  2,231,247                  0.7%
1/29 Loan.....................................              53                  7,787,086                  2.4
2/28 Loan.....................................           1,447                180,861,621                 55.6
3/27 Loan.....................................           1,044                123,787,563                 38.1
5/25 Loan.....................................              90                 10,343,984                  3.2
                                                         -----               ------------                -----
         Totals ..............................           2,648               $325,011,501                100.0%
                                                         =====               ============                =====

               State Distributions of Mortgaged Properties in the
                     Adjustable Rate Mortgage Loan Group(1)

                                                   Number of          Aggregate Principal          Percent of
State                                           Mortgage Loans        Balance Outstanding          Loan Group
-----                                           --------------        -------------------          ----------
Arizona.....................................             63              $  6,235,329                  1.9%
Arkansas....................................              2                   190,012                  0.1
California..................................            295                58,763,537                 18.1
Colorado....................................            174                23,112,047                  7.1
Connecticut.................................             33                 5,281,787                  1.6
Delaware....................................              5                   609,792                  0.2
District of Columbia........................              3                   738,285                  0.2
Florida.....................................            320                35,577,675                 10.9
Georgia.....................................             83                10,777,103                  3.3
Hawaii......................................              2                   272,571                  0.1
Idaho.......................................              6                   405,626                  0.1
Illinois....................................            142                17,287,267                  5.3
Indiana.....................................             46                 3,980,185                  1.2
Iowa........................................              1                    76,374                  0.0
Kansas......................................              6                   678,978                  0.2
Kentucky....................................             14                 1,523,992                  0.5
Louisiana...................................             19                 1,547,428                  0.5
Maine.......................................              1                    49,600                  0.0
Maryland....................................             23                 3,136,440                  1.0
Massachusetts...............................             45                 6,971,142                  2.1
Michigan....................................            290                26,240,725                  8.1
Minnesota...................................             61                 6,017,161                  1.9
Mississippi.................................              9                   872,068                  0.3
Missouri....................................             78                 6,381,971                  2.0
Nebraska....................................              2                    60,845                  0.0
Nevada......................................              7                   873,896                  0.3
New Hampshire...............................              2                   180,601                  0.1
New Jersey..................................             99                13,658,851                  4.2

                                                   Number of          Aggregate Principal          Percent of
State                                           Mortgage Loans        Balance Outstanding          Loan Group
-----                                           --------------        -------------------          ----------
New Mexico..................................             12                 1,849,656                  0.6
New York....................................            102                18,028,258                  5.5
North Carolina..............................             36                 4,749,415                  1.5
North Dakota................................              3                   101,795                  0.0
Ohio........................................            113                10,472,343                  3.2
Oklahoma....................................             12                 1,199,478                  0.4
Oregon......................................             30                 4,235,113                  1.3
Pennsylvania................................             35                 3,323,270                  1.0
Rhode Island................................             12                 1,163,298                  0.4
South Carolina..............................             33                 3,557,645                  1.1
Tennessee...................................            131                11,343,997                  3.5
Texas.......................................             85                 8,989,288                  2.8
Utah........................................             18                 2,211,395                  0.7
Vermont.....................................             10                 1,087,430                  0.3
Virginia....................................             23                 2,613,411                  0.8
Washington..................................             64                10,525,584                  3.2
West Virginia...............................              3                   299,842                  0.1
Wisconsin...................................             94                 7,690,991                  2.4
Wyoming.....................................              1                    68,000                  0.0
                                                      -----              ------------                -----
        Totals..............................          2,648              $325,011,501                100.0%
                                                      =====              ============                =====

---------------
(1) No more than approximately 0.4% of the Adjustable Rate Mortgage Loans in the Statistical Mortgage Pool will be secured by Mortgaged Properties located in any one zip code area.

       Loan-to-Value Ratios for the Adjustable Rate Mortgage Loan Group(1)

                                                  Number of           Aggregate Principal           Percent of
Range of Loan-to-Value Ratio                    Mortgage Loans        Balance Outstanding           Loan Group
----------------------------                    --------------        -------------------           ----------
50.00% or less.............................             80              $  7,594,585                     2.3%
50.01%-55.00%..............................             35                 3,608,819                     1.1
55.01%-60.00%..............................             89                11,383,582                     3.5
60.01%-65.00%..............................             94                12,322,409                     3.8
65.01%-70.00%..............................            417                45,479,839                    14.0
70.01%-75.00%..............................            394                48,093,671                    14.8
75.01%-80.00%..............................            830               110,459,732                    34.0
80.01%-85.00%..............................            423                51,545,562                    15.9
85.01%-90.00%..............................            280                33,740,532                    10.4
90.01%-95.00%..............................              6                   782,770                     0.2
                                                     -----              ------------                   -----
   Totals..................................          2,648              $325,011,501                   100.0%
                                                     =====              ============                   =====

---------------
(1) As of the Cut-off Date, the Loan-to-Value Ratios of the Adjustable Rate Mortgage Loans in the Statistical Mortgage Pool ranged from 14.00% to 95.00% and the weighted average Loan-to-Value Ratio of the Adjustable Rate Mortgage Loans in the Statistical Mortgage Pool was approximately 76.89%.



            Loan Purpose for the Adjustable Rate Mortgage Loan Group

                                                   Number of          Aggregate Principal          Percent of
Loan Purpose                                     Mortgage Loans       Balance Outstanding          Loan Group
------------                                     --------------       -------------------          ----------
Purchase....................................           1,303            $159,659,342                    49.1%
Refinance--Rate/Term.........................            129              17,135,866                     5.3
Refinance--Cashout...........................          1,216             148,216,293                    45.6
                                                       -----            ------------                   -----
   Totals...................................           2,648            $325,011,501                   100.0%
                                                       =====            ============                   =====

    Types of Mortgaged Properties for the Adjustable Rate Mortgage Loan Group

                                                    Number of          Aggregate Principal         Percent of
Property Types                                   Mortgage Loans        Balance Outstanding         Loan Group
--------------                                   --------------        -------------------         ----------
Single-family Detached......................           2,001             $240,263,595                 73.9%
Two- to Four-Family Dwelling Unit...........             240               29,177,111                  9.0
Planned Unit Development....................             261               40,015,751                 12.3
Condominium.................................              98               11,445,513                  3.5
Manufactured Housing........................              48                4,109,532                  1.3
                                                       -----             ------------                -----
        Totals..............................           2,648             $325,011,501                100.0%
                                                       =====             ============                =====

        Documentation Summary for the Adjustable Rate Mortgage Loan Group

                                                     Number of          Aggregate Principal         Percent of
Documentation                                      Mortgage Loans       Balance Outstanding         Loan Group
-------------                                      --------------       -------------------         ----------
Full Documentation.............................          1,774            $205,263,373                  63.2%
24 Month Bank Statement........................            285              44,816,852                  13.8
Reduced Documentation..........................             67              12,005,327                   3.7
Stated Documentation...........................            522              62,925,950                  19.4
                                                         -----            ------------                 ------
        Totals.................................          2,648            $325,011,501                 100.0%
                                                         =====            ============                 =====

         Occupancy Types for the Adjustable Rate Mortgage Loan Group(1)

                                                      Number of           Aggregate Principal         Percent of
Occupancy                                          Mortgage Loans         Balance Outstanding         Loan Group
---------                                          --------------         -------------------         ----------
Owner-occupied................................            2,343               $297,698,154               91.6%
Second Home...................................               34                  4,049,709                1.2
Investment....................................              271                 23,263,639                7.2
                                                          -----               ------------              -----
        Totals................................            2,648               $325,011,501              100.0%
                                                          =====               ============              =====

---------------
(1) Based upon representations of the related Mortgagor at the time of origination.


    Mortgage Loan Age Summary for the Adjustable Rate Mortgage Loan Group(1)

                                                      Number of         Aggregate Principal           Percent of
Mortgage Loan Age (Months)                         Mortgage Loans       Balance Outstanding           Loan Group
--------------------------                         --------------       -------------------           ----------
0.............................................           803               $100,901,329                  31.0%
1.............................................           823                102,462,153                  31.5
2.............................................           973                114,925,541                  35.4
3.............................................            36                  4,935,482                   1.5
4.............................................             5                    674,597                   0.2
5.............................................             5                    683,216                   0.2
8.............................................             2                    339,526                   0.1
9.............................................             1                     89,658                   0.0
                                                       -----               ------------                 -----
        Totals................................         2,648               $325,011,501                 100.0%
                                                       =====               ============                 =====

---------------
(1) As of the Cut-off Date, the weighted average age of the Adjustable Rate Mortgage Loans in the Statistical Mortgage Pool was approximately 1 month.

        Credit Grade Summary for the Adjustable Rate Mortgage Loan Group

                                                      Number of           Aggregate Principal         Percent of
Credit Grades                                      Mortgage Loans         Balance Outstanding         Loan Group
-------------                                      --------------         -------------------         ----------
AO............................................          1,053               $135,892,535                  41.8%
A-............................................            850                106,860,644                  32.9
B.............................................            438                 51,958,145                  16.0
B-............................................            111                 12,347,422                   3.8
C.............................................            177                 15,938,191                   4.9
C- ...........................................             19                  2,014,565                   0.6
                                                        -----               ------------                 -----
        Totals................................          2,648               $325,011,501                 100.0%
                                                        =====               ============                 =====

         Year of Origination for the Adjustable Rate Mortgage Loan Group

                                                      Number of           Aggregate Principal         Percent of
Year of Origination                                Mortgage Loans         Balance Outstanding         Loan Group
-------------------                                --------------         -------------------         ----------
1999..........................................               8               $  1,112,399                  0.3%
2000..........................................           2,640                323,899,102                 99.7
                                                         -----               ------------                -----
        Totals................................           2,648               $325,011,501                100.0%
                                                         =====               ============                =====

      Maximum Mortgage Rates for the Adjustable Rate Mortgage Loan Group(1)

Range of                                          Number of           Aggregate Principal          Percent of
Mortgage Rates                                  Mortgage Loans        Balance Outstanding          Loan Group
--------------                                  --------------        -------------------          ----------
13.500%-13.999%............................              1              $    152,736                    0.0%
14.000%-14.499%............................              5                   544,782                    0.2
14.500%-14.999%............................             28                 4,729,086                    1.5
15.000%-15.499%............................             57                 9,522,034                    2.9
15.500%-15.999%............................            219                32,828,502                   10.1
16.000%-16.499%............................            280                38,507,651                   11.8
16.500%-16.999%............................            467                59,442,852                   18.3
17.000%-17.499%............................            406                48,545,072                   14.9
17.500%-17.999%............................            491                58,753,595                   18.1
18.000%-18.499%............................            303                32,847,715                   10.1
18.500%-18.999%............................            249                26,199,941                    8.1
19.000%-19.499%............................             96                 8,484,591                    2.6
19.500%-19.999%............................             35                 3,030,383                    0.9
20.000%-20.499%............................              6                   610,903                    0.2
20.500%-20.999%............................              2                   217,754                    0.1
21.000%-21.499%............................              2                   343,983                    0.1
21.500%-21.999%............................              1                   249,921                    0.1
                                                     -----              ------------                  -----
      Totals...............................          2,648              $325,011,501                  100.0%
                                                     =====              ============                  =====

---------------
(1) As of the Cut-off Date, the Maximum Mortgage Rates for the Adjustable Rate Mortgage Loans in the Statistical Mortgage Pool ranged from 13.750% per annum to 21.650% per annum and the weighted average Maximum Mortgage Rate for the Adjustable Rate Mortgage Loans in the Statistical Mortgage Pool was approximately 17.169% per annum.

       Prepayment Penalties for the Adjustable Rate Mortgage Loan Group(1)

                                                      Number of           Aggregate Principal         Percent of
Prepayment Penalty Term                            Mortgage Loans         Balance Outstanding         Loan Group
-----------------------                            --------------         -------------------         ----------
None .........................................            901               $110,129,361                  33.9%
12 months.....................................             12                  1,428,809                   0.4
24 months.....................................            733                 99,621,690                  30.7
36 months.....................................            864                 99,088,475                  30.5
60 months.....................................            138                 14,743,166                   4.5
                                                        -----               ------------                 -----
        Totals................................          2,648               $325,011,501                 100.0%
                                                        =====               ============                 =====

---------------
(1) The weighted average prepayment penalty term with respect to the Adjustable Rate Mortgage Loans in the Statistical Mortgage Pool having prepayment penalties is approximately 32 months. With respect to those Adjustable Rate Mortgage Loans in the Statistical Mortgage Pool (exclusive of the Adjustable Rate Mortgage Loans in the Statistical Mortgage Pool that were purchased by the Seller under its Small Lender Program) which have prepayment penalties, approximately 80.8% of such Mortgage Loans are subject to a prepayment penalty which will equal six months interest calculated on the basis of the rate in effect at the time of such prepayment on the amount prepaid in excess of 20% of the original principal balance of such mortgage loan.

        Next Adjustment Date for the Adjustable Rate Mortgage Loan Group

                                                  Number of           Aggregate Principal           Percent of
Next Adjustment Date                            Mortgage Loans        Balance Outstanding           Loan Group
--------------------                            --------------        -------------------           ----------
October 2000...............................            5                 $  1,149,102                   0.4%
November 2000..............................            5                      708,144                   0.2
December 2000..............................            4                      374,000                   0.1
April 2001.................................           24                    2,871,717                   0.9
May 2001...................................           13                    2,399,795                   0.7
June 2001..................................           16                    2,575,575                   0.8
September 2001.............................            1                       89,658                   0.0
October 2001...............................            1                      207,180                   0.1
January 2002...............................            5                      683,216                   0.2
February 2002..............................            3                      555,721                   0.2
March 2002.................................           16                    1,797,193                   0.6
April 2002.................................          531                   61,908,778                  19.0
May 2002...................................          456                   57,725,538                  17.8
June 2002..................................          434                   57,894,337                  17.8
October 2002...............................            1                      132,345                   0.0
February 2003..............................            1                       33,517                   0.0
March 2003.................................           19                    3,080,633                   0.9
April 2003.................................          379                   44,744,651                  13.8
May 2003...................................          316                   37,980,191                  11.7
June 2003..................................          328                   37,816,225                  11.6
February 2005..............................            1                       85,359                   0.0
March 2005.................................            1                       57,657                   0.0
April 2005.................................           34                    4,251,292                   1.3
May 2005...................................           33                    3,708,485                   1.1
June 2005..................................           21                    2,241,192                   0.7
                                                   -----                 ------------                 -----
   Totals..................................        2,648                 $325,011,501                 100.0%
                                                   =====                 ============                 =====

          Credit Scores for the Adjustable Rate Mortgage Loan Group(1)

Range of                                             Number of          Aggregate Principal        Percentage of
Credit Scores                                     Mortgage Loans        Balance Outstanding          Loan Group
-------------                                     --------------        -------------------          ----------
Not Scored.....................................           41              $  3,208,768                   1.0
491 to 500.....................................           10                 1,976,144                   0.6
501 to 550.....................................          420                46,420,196                  14.3
551 to 600.....................................          791                99,147,460                  30.5
601 to 650.....................................          738                92,033,108                  28.3
651 to 700.....................................          446                58,987,964                  18.1
701 to 750.....................................          150                17,389,294                   5.4
751 to 797.....................................           52                 5,848,567                   1.8
                                                       -----              ------------                 -----
        Totals.................................        2,648              $325,011,501                 100.0%
                                                       =====              ============                 =====

---------

(1) The Credit Scores of the Adjustable Rate Mortgage Loans in the Statistical Mortgage Pool that were scored as of the Cut-off Date ranged from 491 to 797 and the weighted average Credit Score of the Adjustable Rate Mortgage Loans in the Statistical Mortgage Pool that were scored as of the Cut-off Date was approximately 612.